Cash and cash equivalents	9 Months Ended
Sep. 30, 2022
Cash and cash equivalents [abstract]
Cash and cash equivalents	Cash and cash equivalentsPursuant to the Loan Agreement entered into on August 15, 2022 (see note 14, “Senior secured term loan facility and warrants”), the Company is subject to a covenant that requires it to maintain a balance at the end of each quarter of at least USD 60 million in cash and cash equivalents that are included on the unaudited condensed consolidated interim balance sheet plus an amount equal to any accounts payable that remain unpaid more than ninety days after the date of the original invoice.